SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.  (as depositor under an Indenture, dated as of June 29, 2007, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2007-2)

BEAR STEARNS ARM TRUST 2007-2
(Exact name of issuing entity as specified in its charter)

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of depositor as specified in its charter)

ALESCO LOAN HOLDINGS TRUST
(Exact name of sponsor as specified in its charter)

Delaware	333-140247-09	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits:

Exhibit No.	Description

1.0	Terms Agreement, dated June 11, 2007, to the Underwriting Agreement, dated as of June 29, 2007 between Bear, Stearns & Co., Inc. and Structured Asset Mortgage Investments II Inc.

3.1
Amended and Restated Trust Agreement, dated as of June 29, 2007, among Structured Asset Mortgage Investments II Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

Exhibit No.	Description

4.1	Indenture, dated as of June 29, 2007, among Bear Stearns ARM Trust 2007-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Citibank, N.A., as Indenture Trustee.

Exhibit No.	Description

99.1
Sale and Servicing Agreement, dated as of June 29, 2007, among Structured Asset Mortgage Investments II Inc., as Depositor, Bear Stearns ARM Trust 2007-2, as Issuing Entity, Citibank, N.A., as Indenture Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Alesco Loan Holdings Trust as Mortgage Loan Seller.

Exhibit No.	Description

99.2
Administration Agreement, dated as of June 29, 2007, among Bear Stearns ARM Trust 2007-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee, Structured Asset Mortgage Investments II Inc., as Depositor and Alesco Loan Holdings Trust as Sponsor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: August 10, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

1.0	Terms Agreement, dated June 11, 2007, to the Underwriting Agreement, dated as of June 29, 2007 between Bear, Stearns & Co., Inc. and Structured Asset Mortgage Investments II Inc.

3.1
Amended and Restated Trust Agreement, dated as of June 29, 2007, among Structured Asset Mortgage Investments II Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator and Certificate Paying Agent.

4.1	Indenture, dated as of June 29, 2007, among Bear Stearns ARM Trust 2007-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Citibank, N.A., as Indenture Trustee.

99.1
Sale and Servicing Agreement, dated as of June 29, 2007, among Structured Asset Mortgage Investments II Inc., as Depositor, Bear Stearns ARM Trust 2007-2, as Issuing Entity, Citibank, N.A., as Indenture Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Alesco Loan Holdings Trust as Mortgage Loan Seller.

99.2
Administration Agreement, dated as of June 29, 2007, among Bear Stearns ARM Trust 2007-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee, Structured Asset Mortgage Investments II Inc., as Depositor and Alesco Loan Holdings Trust as Sponsor.